EXHIBIT 10.2 WARRANT PURCHASE AGREEMENT This Warrant Purchase Agreement (the “Purchase Agreement”) is made as of August 2, 2023, between Tupperware Brands Corporation, a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including their successors and assigns, a “Purchaser” and collectively the “Purchasers”). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Section 4.1 hereof. Capitalized terms used but not defined in Section 4.1 hereof shall have the meanings given to such terms in the Warrant. WHEREAS, the Administrative Agent and the Purchasers agreed to (i) waive the Specified Defaults (as defined in the Debt Restructuring Agreement referenced below) and (ii) restructure the obligations of the Company, the other Borrowers (as defined in the Credit Agreement referenced below) and the other Loan Parties (as defined in the Credit Agreement) under that certain Credit Agreement, dated as of November 23, 2021 (as amended by the First Amendment to Credit Agreement dated as of August 1, 2022, the Second Amendment to Credit Agreement dated as of December 21, 2022, the Third Amendment to Credit Agreement dated as of February 22, 2023, and the Fourth Amendment to Credit Agreement and Limited Waiver of Borrowing Conditions dated as of May 5, 2023, the “Credit Agreement”), among the Company, the other Borrowers, the Administrative Agent, and the Purchasers by entering into the Debt Restructuring Agreement, dated as of August 2, 2023 (the “Debt Restructuring Agreement” and the Credit Agreement, as amended by the Debt Restructuring Agreement, the “Restructured Loan Agreement”), among the Company, the other Borrowers, the Subsidiary Guarantors, the Administrative Agent, and the Purchasers; WHEREAS, as an inducement and partial consideration to the Administrative Agent and the Purchasers to enter into the Restructured Loan Agreement, pursuant to the terms and conditions of this Purchase Agreement the Company has agreed to issue to the Purchasers, on the date hereof, Warrants to purchase an aggregate of 2,548,874 shares of the common stock, $0.01 par value per share (the “Common Stock”) of the Company, which underlying shares, as of December 31, 2022, represent approximately 4.99% of the total issued and outstanding shares of Common Stock of the Company in the aggregate (calculated on a fully-diluted basis); and WHEREAS, the Company has authorized the issuance of the Warrants to the Purchasers pursuant to the terms and conditions of this Purchase Agreement; NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Issuance of Warrants; Closing. 1.1 Closing. The issuance of the Warrants to the Purchasers (the “Closing”) shall take place substantially contemporaneously with the closing of the Debt Restructuring Agreement on the date hereof. 1.2 Issuance of the Warrant. At the Closing, the Company shall issue to each Purchaser a Warrant to acquire up to such aggregate number of shares of Common Stock identified on each Purchaser’s signature pages hereto. 1.3 Other Agreements. As a condition to the issuance and delivery of the Warrants, (a) at the Closing, the Administrative Agent and the Purchasers will enter into the Restructured Loan Agreement and (b) the Company will enter into a Registration Rights Agreement with the Purchasers, pursuant to which the Company will agree to register the public resale of the Warrants and Warrant Shares under the Securities Act.

2 SECTION 2. Representations, Warranties and Covenants of the Company. As of the Closing, the Company represents and warrants to, covenants that, and agrees with, the Purchasers as follows: 2.1 Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. 2.2 Authority Relative to this Purchase Agreement. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Purchase Agreement and to issue and deliver the Warrants and the Warrant Shares, upon the terms and conditions set forth herein and the Warrants. The execution, delivery and performance by the Company of this Purchase Agreement, including the issuance and delivery of the Warrants and the Warrant Shares, have been duly authorized by all necessary corporate action on the part of the Company. When this Purchase Agreement and the Warrants have been duly executed and delivered by the Company, each of them will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms (except as may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights or equitable principles). 2.3 Reservation of Warrant Shares. The Company shall at all times, after Closing until the Expiration Date of the Warrants, reserve from its authorized and unissued capital stock a number of shares of Common Stock not less than the aggregate number of Warrant Shares as shall be issuable upon the exercise of the Warrants. 2.4 No Conflict or Violation. The execution and delivery of this Purchase Agreement by the Company, the performance by the Company of its obligations hereunder and the issuance and delivery of the Warrants and the Warrant Shares do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets pursuant to, (d) give any third party the right to modify, terminate or accelerate any obligation under, (e) result in a violation of, or (f) except for any exemption from registration required under the Securities Act and all applicable state securities or “blue sky” laws, require any authorization, consent, approval or other action by or notice to any court or administrative or governmental body pursuant to, the Organizational Documents of the Company, or any law, statute, rule or regulation to which the Company is subject, or any material agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

3 2.5 Capital Stock; Validity of Issuance. As of the date of this Agreement, the authorized capital stock of the Company consists of (a) 600,000,000 shares of Common Stock, of which 46,250,549 shares are issued and outstanding, (b) 17,356,541 shares of treasury stock, and (c) 200,000,000 shares of preferred stock, par value $0.01 per share, of the Company of which 0 shares are issued and outstanding. As of the date of this Agreement, except pursuant to any Options or as otherwise described in the Company’s filings with the Commission, (i) there are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance by, the Company of any of its equity securities or any securities convertible into or exercisable or exchangeable for such equity securities; (ii) there are no agreements on the part of the Company to issue, sell or distribute any of its equity securities; (iii) the Company does not have any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any distribution in respect thereof; and (iv) no Person is entitled to any rights with respect to the registration of the offer, sale or resale of any equity securities of the Company under the Securities Act, except as otherwise described in the Company’s filings with the Commission. The Warrant Shares will, when issued upon exercise of the Warrants and payment of the exercise price therefor, be duly and validly issued, fully paid and nonassessable, issued without violation of any preemptive or similar rights of any holder of the outstanding shares of Common Stock of the Company and free and clear of all taxes, liens and charges. 2.6 Offer of Warrants. The offer, issuance and sale of the Warrants is exempt from the registration requirements of the Securities Act and the registration or qualification provisions of any applicable blue sky or state securities laws. 2.7 Supplemental Listing Application. The Company shall use its commercially reasonable efforts to cause the Warrant Shares, promptly following issuance, to be listed on any domestic securities exchange upon which shares of Common Stock are listed at the time of such exercise. 2.8 Notice of Certain Events. If the Company proposes at any time to: (a) declare any dividend or distribution upon the outstanding shares of Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) offer for subscription or sale pro rata to the holders of the outstanding shares of Common Stock any additional shares of any class or series of the Company’s capital stock (other than pursuant to contractual pre-emptive rights); (c) effect any reclassification, exchange, combination (including by way of reverse stock split), substitution, reorganization or recapitalization of the outstanding shares of Common Stock; or (d) consummate a transaction described in Section 3 of the Warrants or to liquidate, dissolve or wind up; then, in connection with each such event, and in addition to any additional rights provided under the terms and provisions of the Warrants, the Company shall give each Purchaser notice thereof at the same time and in the same manner as it gives notice thereof to holders of any outstanding shares of Common Stock.

4 2.9 For purposes of this Section 2.8, for so long as the Company is subject to the reporting requirements of the Exchange Act, notice shall be deemed provided if given through the issuance of a press release or filing with the Commission. SECTION 3. Representations, Warranties and Covenants of the Purchasers; Legends. The Purchasers hereby represent and warrant, severally and not jointly, to the Company as follows: 3.1 Authority Relative to this Purchase Agreement. Each Purchaser has all requisite power and authority to enter into and perform its obligations under this Purchase Agreement. The execution, delivery and performance by each Purchaser of this Purchase Agreement has been duly authorized by all necessary action on the part of such Purchaser. When this Purchase Agreement has been duly executed and delivered by each Purchaser it will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms (except as may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights) 3.2 No Conflict or Violation. The execution and delivery of this Purchase Agreement by each Purchaser, the performance by such Purchaser of its obligations hereunder do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon such Purchaser’s capital stock or assets pursuant to, (d) give any third party the right to modify, terminate or accelerate any obligation under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Organizational Documents of such Purchaser, or any law, statute, rule or regulation to which such Purchaser is subject, or any agreement, instrument, order, judgment or decree to which such Purchaser is a party or by which it is bound. 3.3 Investment Representations. Each Purchaser is acquiring the Warrants (together with the Warrant Shares, the “Restricted Securities”), for its own account for investment only and not with a view to, or for resale in connection with, the distribution or other disposition thereof in violation of applicable federal or state securities laws. Each Purchaser understands that the Restricted Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchasers’ compliance with, the representations and warranties of the Purchasers set forth herein in order to determine the availability of such exemptions and the eligibility of each Purchaser to acquire such Restricted Securities. Each Purchaser agrees and acknowledges that it will not, directly or indirectly, offer, transfer or sell any Restricted Securities, or solicit any offers to purchase or acquire any Restricted Securities, unless the transfer or sale is (a) pursuant to an effective registration statement under the Securities Act and has been registered under any applicable state securities or “blue sky” laws or (b) pursuant to an exemption from registration under the Securities Act and all applicable state securities or “blue sky” laws. 3.4 Additional Investment Representations. Each Purchaser hereby represents and warrants to the Company that (a) it has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment hereunder, (b) it is an “accredited investor” as that term is defined in Regulation D under the Securities Act, (c) it is able to incur a complete loss of such investment, (d) it is able to bear the economic risk of such investment for an indefinite period of time, (e) it has received all the information from the Company and its management that such Purchaser considers necessary or appropriate for deciding whether to acquire the Warrant and Warrant Shares and (f) it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its financial condition, results of operations and prospects and the terms and conditions of the acquisition of the Warrant and Warrant Shares sufficient to enable it to evaluate its investment.

5 3.5 Taxes. Each Purchaser shall pay all taxes and other governmental charges that may be imposed with respect to the issuance or delivery of the Warrant Shares upon exercise of the Warrants excluding any transfer taxes on the issuance of the Warrant Shares to the Purchaser, which shall be paid by the Company. 3.6 Legend. Each Purchaser hereby acknowledges that the Company will stamp or otherwise imprint each Warrant with a legend in substantially the following form: THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER (THE “SECURITIES”) HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IF THE ISSUER REQUESTS, AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER, THAT SUCH SALE, OFFER, PLEDGE, HYPOTHECATION OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION. In connection with the transfer of any Restricted Securities (other than a transfer pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act (or any similar rules then in effect)), each Purchaser, as applicable, shall deliver, upon the reasonable request of the Company, an opinion of counsel, which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer may be effected without registration under the Securities Act. Upon receipt of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend no longer applies to any particular Warrant and/or Warrant Shares, the Company shall promptly issue a replacement Warrant and/or evidence of book-entry representing such Warrant Shares, which does not contain such legend. SECTION 4. Miscellaneous. 4.1 Definitions. For the purposes of this Purchase Agreement, the following terms shall have the following meanings: “Options” means, as of the date of the Closing, any issued and outstanding restricted stock units, options, warrants or other rights to subscribe for, purchase or otherwise acquire Common Stock, as described in the Company’s filings with the Commission. “Organizational Documents” means, for any corporation, the certificate or articles of incorporation, the bylaws, or other similar organizational documents, any certificate of designation or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation adopting, supplementing or modifying any of the foregoing and, for any entity other than a corporation, the equivalent of the foregoing, including, without limitations, the partnership agreement, and the operating agreement (or comparable agreement) of any partnership or limited liability company, respectively.

6 “Warrant” means a warrant issued pursuant to the terms of this Purchase Agreement, the form of which is attached hereto as Exhibit A. 4.2 Notices. All notices and other communications required or permitted hereunder shall be effective if in writing and (a) delivered personally, (b) sent by email with confirmation of receipt, or (c) sent by overnight courier, in each case, at the addresses set forth in Section 5(h) of the Warrant or to such other address as any party hereto shall have provided in a written notice to the other parties. 4.3 Successors and Assigns. This Purchase Agreement shall bind and inure to the benefit of and be enforceable by the Company, successors to the Company and its assigns, and, in addition, shall inure to the benefit of and be enforceable by each holder from time to time of any Warrant and/or Warrant Shares who, upon acceptance thereof, shall, without further action, be entitled to enforce the applicable provisions and enjoy the applicable benefits hereof and thereof. The Company may not assign any of its rights or obligations hereunder without the written consent of each of the Purchasers. 4.4 Amendment. This Purchase Agreement may be amended only by a written instrument signed by the Company and each Purchaser. The Company will not, directly or indirectly, request or negotiate for, or offer or pay any remuneration or grant any security as an inducement for, any proposed amendment or waiver of any of the provisions of this Purchase Agreement unless each holder of the Warrants or Warrant Shares entitled to the benefit of any such provision shall be informed thereof by the Company, shall be afforded the opportunity of considering the same, shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto and shall be offered and paid such remuneration and granted such security on the same terms. 4.5 Waiver. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall only be valid as to such party if set forth in an instrument in writing signed by such party. 4.6 Severability. In the event that any one or more of the provisions hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired; it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law. 4.7 Governing Law. All questions concerning the construction, validity and interpretation of this Purchase Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

7 4.8 Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Purchase Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and County of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. 4.9 Waiver of Jury Trial. EACH OF THE COMPANY AND THE HOLDER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS PURCHASE AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS PURCHASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 4.10 Counterparts. This Purchase Agreement may be executed in two or more counterparts (including by means of electronic transmission), each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. 4.11 Descriptive Headings. The headings in this Purchase Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein. 4.12 Survival of Representations and Warranties. All representations and warranties made in writing by any party in connection herewith shall survive the execution and delivery of this Purchase Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by Purchasers or on their behalf. 4.13 Entire Agreement. Except as otherwise expressly set forth herein, this Purchase Agreement and the Warrants embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. 4.14 No Third Parties Benefited; Several Obligations. This Purchase Agreement is made and entered into for the sole protection and legal benefit of the Purchasers and the Company, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Purchase Agreement. No holder of any Warrant and/or Warrant Shares shall have any obligation to any Person not a party to this Purchase Agreement. The rights and obligations of the holders of any Warrant and/or Warrant Shares under this Purchase Agreement are several (not joint and several) and no holder of any Warrant and/or Warrant Shares shall be liable for any act or omission of any other holder. 4.15 No Effect on Lender Relationship. The Company and each Purchaser acknowledge and agree that, notwithstanding anything in this Purchase Agreement or the Warrants to the contrary, nothing contained in this Purchase Agreement or the Warrants shall affect, limit or impair the rights and remedies of the Purchasers in their capacity as a lender or as agent for lenders to the Company or any of its affiliates pursuant to the Credit Agreement and the Restructured Loan Agreement. Without limiting the generality of

8 the foregoing, any such person, in exercising its rights as a lender, including making its decision on whether to foreclose on any collateral security, will have no duty to consider (x) its or any of its affiliates’ status as a holder of the Warrant, (y) the interests of the Company or its affiliates or (z) any duty it may have to any holder of the Company’s equity securities (including any other holder of the Warrant), except as may be required under the applicable loan documents or by commercial law applicable to creditors generally. No consent, approval, vote or other action taken or required to be taken by the holder of a Warrant in such capacity shall in any way impact, affect or alter the rights and remedies of the Purchasers or any of their affiliates as a lender or agent for lenders. 4.16 Lock-up Limitations. Notwithstanding anything in this Purchase Agreement or the Warrants, none of the provisions of this Purchase Agreement or the Warrants shall in any way limit any Purchaser from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of its business. * * * *

Tupperware Brands Corporation Warrant Purchase Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above. COMPANY: TUPPERWARE BRANDS CORPORATION Address for Notice: 14901 South Orange Blossom Trail Orlando, Florida 32837 Attention: Treasurer By:_/s/ Karen M. Sheehan____________________________ Name: Karen M. Sheehan Title: Executive Vice President, Chief Legal Officer and Secretary With a copy to (which shall not constitute notice): E-mail: marielamatute@tupperware.com [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[PURCHASER SIGNATURE PAGES TO TUPPERWARE WARRANT PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned has caused this Warrant Purchase Agreement to be duly executed by its respective authorized signatory(ies) as of the date first indicated above. Name of Purchaser: Wells Fargo Bank, National Association Signature of Authorized Signatory of Purchaser: /s/ Constantin E. Chepurny___________ Name of Authorized Signatory: _ Constantin E. Chepurny _________________________ Title of Authorized Signatory: _EVP__________________________________________ Email Address of Authorized Signatory:_connie.chepurny@wellsfargo.com_____ Address for Notice to Purchaser: Address for Delivery of Warrants to Purchaser (if not same as address for notice): Number of Warrant Shares: __502,570_____________ [SIGNATURE PAGE CONTINUED]

[PURCHASER SIGNATURE PAGES TO TUPPERWARE WARRANT PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned has caused this Warrant Purchase Agreement to be duly executed by its respective authorized signatory(ies) as of the date first indicated above. Name of Purchaser: Dearborn Street Holdings, LLC – Series 42 Signature of Authorized Signatory of Purchaser: /s/ Suzy Rose _____ Name of Authorized Signatory: _ Suzy Rose ________________________ Title of Authorized Signatory: _Managing Director_____________________________ Email Address of Authorized Signatory:_suzy.rose@bmo.com _____ Address for Notice to Purchaser: Dearborn Street Holdings LLC %BMO Harris Bank Attn: Kimberly Ptak – 111/4E 111 West Monroe Street Chicago, IL 60603 Address for Delivery of Warrants to Purchaser (if not same as address for notice): Dearborn Street Holdings LLC %BMO Harris Bank Attn: Kimberly Ptak – 111/4E 111 West Monroe Street Chicago, IL 60603 Number of Warrant Shares: __354,075_____________ [SIGNATURE PAGE CONTINUED]

[PURCHASER SIGNATURE PAGES TO TUPPERWARE WARRANT PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned has caused this Warrant Purchase Agreement to be duly executed by its respective authorized signatory(ies) as of the date first indicated above. Name of Purchaser: Truist Bank Signature of Authorized Signatory of Purchaser: /s/ Amanda Parks Name of Authorized Signatory: _ Amanda Parks ________________________ Title of Authorized Signatory: _SVP _________________________ Email Address of Authorized Signatory:_amanda.parks@truist.com Address for Notice to Purchaser: Truist Bank 303 Peachtree St 30th Fl. Atlanta, GA 30303 Address for Delivery of Warrants to Purchaser (if not same as address for notice): Number of Warrant Shares: __354,075_____________ [SIGNATURE PAGE CONTINUED]

[PURCHASER SIGNATURE PAGES TO TUPPERWARE WARRANT PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned has caused this Warrant Purchase Agreement to be duly executed by its respective authorized signatory(ies) as of the date first indicated above. Name of Purchaser: Fifth Third Bank, National Association Signature of Authorized Signatory of Purchaser: /s/ Terick R Hinze Name of Authorized Signatory: _ Terick R Hinze ___________________ Title of Authorized Signatory: _Vice President __________________________ Email Address of Authorized Signatory:_Terick.hinze@53.com Address for Notice to Purchaser: Fifth Third Bank, National Association Attention: Wendi Merritt 8100 Burlington Pike 2nd Floor, MD 625011 Florence, KY 41042 Address for Delivery of Warrants to Purchaser (if not same as address for notice): Number of Warrant Shares: __354,075_____________ [SIGNATURE PAGE CONTINUED]

[PURCHASER SIGNATURE PAGES TO TUPPERWARE WARRANT PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned has caused this Warrant Purchase Agreement to be duly executed by its respective authorized signatory(ies) as of the date first indicated above. Name of Purchaser: HSBC Bank USA, National Association Signature of Authorized Signatory of Purchaser: /s/ John G. Tierney Name of Authorized Signatory: _ John G. Tierney ___________________ Title of Authorized Signatory: _Senior Vice President_____________________________ Email Address of Authorized Signatory:_john.tierney@us.hsbc.com Address for Notice to Purchaser: HSBC Bank USA 452 Fifth Avenue, New York, NY 10018 Address for Delivery of Warrants to Purchaser (if not same as address for notice): HSBC Bank USA 545 Washington Blvd, 10th Floor Jersey City, NJ 07310 Number of Warrant Shares: __245,059_____________ [SIGNATURE PAGE CONTINUED]

[PURCHASER SIGNATURE PAGES TO TUPPERWARE WARRANT PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned has caused this Warrant Purchase Agreement to be duly executed by its respective authorized signatory(ies) as of the date first indicated above. Name of Purchaser: KeyBank National Association Signature of Authorized Signatory of Purchaser: /s/ Peter Szafran Name of Authorized Signatory: _ Peter Szafran ___________________ Title of Authorized Signatory: _Senior Vice President_____________________________ Email Address of Authorized Signatory:_peter_szafran@keybank.com Address for Notice to Purchaser: 127 Public Square Cleveland, OH 44114 Address for Delivery of Warrants to Purchaser (if not same as address for notice): Number of Warrant Shares: __215,387_____________ [SIGNATURE PAGE CONTINUED]

[PURCHASER SIGNATURE PAGES TO TUPPERWARE WARRANT PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned has caused this Warrant Purchase Agreement to be duly executed by its respective authorized signatory(ies) as of the date first indicated above. Name of Purchaser: U.S. Bank National Association Signature of Authorized Signatory of Purchaser: /s/ Mark Hattling Name of Authorized Signatory: _ Mark Hattling ___________________ Title of Authorized Signatory: _Vice President __________________________ Email Address of Authorized Signatory:_mark.hattling1@usbank.com Address for Notice to Purchaser: U.S. Bank National Association Attention: Mark Hattling 800 Nicollet Mall BC-MN-H22A Minneapolis, MN 55402-7020 Address for Delivery of Warrants to Purchaser (if not same as address for notice): Same address as above. Number of Warrant Shares: __224,414_____________ [SIGNATURE PAGE CONTINUED]

[PURCHASER SIGNATURE PAGES TO TUPPERWARE WARRANT PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned has caused this Warrant Purchase Agreement to be duly executed by its respective authorized signatory(ies) as of the date first indicated above. Name of Purchaser: TD Bank, N.A. Signature of Authorized Signatory of Purchaser: /s/ Benjamin Jenkins, III Name of Authorized Signatory: _ Benjamin Jenkins, III ___________________ Title of Authorized Signatory: _V.P., Commercial Workout Officer__________________ Email Address of Authorized Signatory:_benjamin.jenkins@td.com Address for Notice to Purchaser: TD Bank, N.A. 75 Port City Landing, Suite 210 Mt. Pleasant, SC 29464 Address for Delivery of Warrants to Purchaser (if not same as address for notice): Same as above Number of Warrant Shares: __149,609_____________ [SIGNATURE PAGE CONTINUED]

[PURCHASER SIGNATURE PAGES TO TUPPERWARE WARRANT PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned has caused this Warrant Purchase Agreement to be duly executed by its respective authorized signatory(ies) as of the date first indicated above. Name of Purchaser: Associated Bank, N.A. Signature of Authorized Signatory of Purchaser: /s/ Michael Stevens Name of Authorized Signatory: _ Michael Stevens ___________________ Title of Authorized Signatory: _Senior Vice President_____________________________ Email Address of Authorized Signatory:_Michael.stevens@associatedbank.com Address for Notice to Purchaser: Associated Bank, N.A. Attn: Commercial Loan Doc Review MS 7077 200 N. Adams St. Green Bay, WI 54301 Address for Delivery of Warrants to Purchaser (if not same as address for notice): Number of Warrant Shares: __74,805_____________ [SIGNATURE PAGE CONTINUED]

[PURCHASER SIGNATURE PAGES TO TUPPERWARE WARRANT PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned has caused this Warrant Purchase Agreement to be duly executed by its respective authorized signatory(ies) as of the date first indicated above. Name of Purchaser: Synovus Bank Signature of Authorized Signatory of Purchaser: /s/ Katie Schear _____ Name of Authorized Signatory: _ Katie Schear ________________________ Title of Authorized Signatory: _Special Assets Officer, Sr.________________________ Email Address of Authorized Signatory:_katieschear@synovus.com Address for Notice to Purchaser: Synovus Bank Managed Assets Attn: Katie Schear 5100 Lavista Rd Tucker, GA 30084 Address for Delivery of Warrants to Purchaser (if not same as address for notice): Number of Warrant Shares: __74,805_____________ [SIGNATURE PAGE CONTINUED]

EXHIBIT A Form of Warrant (See attached.)